U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K

  Current Report pursuant to Section 13 of the Securities Exchange Act of 1934




                        Date of Report: February 2, 1999



                       TELEHUB COMMUNICATIONS CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                        333-61441               36-413-6730
 -----------------------------      ----------------------     ---------------
(Jurisdiction of incorporation)    (Commission File Number)   (I.R.S. Employer
                                                               Identification
                                                               Number)


                                 CO-REGISTRANTS
           -----------------------------------------------------------
                      TeleHub Network Services Corporation
                        TeleHub Technologies Corporation
                           TeleHub Leasing Corporation
          (Exact Name of Co-Registrants as Specified in their Charters)

         Illinois                      333-61441-01               36-406-6622
         Nevada                        333-61441-02               36-421-3797
         Nevada                        333-61441-03               36-335-3108
 -----------------------------      ----------------------     ---------------
(Jurisdiction of incorporation)    (Commission File Number)   (I.R.S. Employer
                                                               Identification
                                                               Number)



                     John R. Lawson, Chief Financial Officer
                       TeleHub Communications Corporation
                        1375 Tri-State Parkway, Suite 250
                             Gurnee, Illinois 60031
                                 1 (800) TELEHUB
         ----------------------------------------------------------------
        (Address, including zip code, & telephone number, of Registrants'
                          principal executive offices)

Item 5.  Other Events

     A. Resignation of Richard M. Harmon, Director and Chief Financial Officer. Effective January 22, 1999, Mr. Richard M. Harmon resigned his positions with the Registrants in order to pursue other interests. Prior to his resignation, Mr. Harmon had served as a director, Chief Financial Officer, Treasurer and corporate Secretary for TeleHub Communications Corporation ("Company") and the Chief Financial Officer, Treasurer and corporate Secretary for TeleHub Network Services Corporation, TeleHub Technologies Corporation and TeleHub Leasing Corporation (collectively, "Subsidiaries"). Mr. Harmon stated that his resignation did not result from disagreement over any matter relating to Registrants' operations, policies or practices.

     B. Appointment of John R. Lawson as Chief Financial Officer. Effective January 25, 1999, Mr. John R. Lawson (formerly the Controller for each Registrant) was appointed as the Chief Financial Officer, Treasurer and Secretary for each Registrant. Mr. Lawson has 19 years of financial management experience. From 1990 to 1993, he was Vice President - Corporate Controller for TRO Learning, a software development company, and, among his other activities, managed that company's initial public offering consummated in 1992. Prior to joining TRO Learning, Mr. Lawson served in various financial management positions for AAR Corp., a publicly traded aviation services and supply company, including Controller of European Operations. Mr. Lawson began his career as an auditor with Coopers & Lybrand L.L.P. He has a BS in accounting from Bradley University and is a Certified Public Accountant.

     C.    Completion of Exchange Offer.
     On January 22, 1999, the Company completed its exchange offer ("Exchange Offer"), whereby it offered to exchange all outstanding 13.875% Senior Notes due 2005 ("Old Notes") for 13.875% Senior Notes due 2005 ("New Notes"). The Company originally issued and sold the Old Notes in a private offering in July 1998. Pursuant to a registration rights agreement, the Company agreed to exchange the Old Notes for New Notes in a transaction registered under the Securities Act. That registration become effective December 11, 1998, the Exchange Offer commenced December 18, 1998, and concluded on January 22, 1999. To the Company's knowledge, all of the Old Notes were exchanged for New Notes.


Item 7.    Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired. Not Applicable.
     (b) Pro Forma Financial Information. Not Applicable.
     (c) Exhibits

          (10) Material Contracts

          (10.36)Employment Agreement between TCC, TNS and John R. Lawson, dated July 3, 1997, with Addendum dated September 23, 1998, and Amendment effective January 25, 1999.



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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TELEHUB COMMUNICATIONS CORPORATION
                                            TELEHUB NETWORK SERVICES CORPORATION
                                            TELEHUB TECHNOLOGIES CORPORATION
                                            TELEHUB LEASING CORPORATION


February 2, 1999                            By:    /s/ JOHN R. LAWSON
                                                --------------------------------
                                                John R. Lawson, Chief Financial
                                                  Officer of each Registrant









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


                                  EXHIBIT INDEX

Exhibit          Description
-------          -----------

(10)             Material Contracts


         (10.36) Employment Agreement between TCC, TNS and John R. Lawson, dated
                 July 3, 1997, with Addendum dated September 23, 1998, and Amendment effective January 25, 1999.










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